                                                                  Exhibit 4.3(d)

                         GUARANTOR ASSUMPTION AGREEMENT


                                                                    May 11, 1999


Reference is hereby made to the Purchase Agreement, dated April 30, 1999 (the "Agreement"), between Healthtrust, Inc.-The Hospital Company ("Healthtrust") and the Purchasers named therein, the Triad Assumption Agreement, dated May 11, 1999, between Healthtrust and Triad Hospitals, Inc. ("Triad") and the Holdings Assumption Agreement, dated May 11, 1999, between Triad and Triad Hospitals Holdings, Inc. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement.

Each of the undersigned parties hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe as a "Guarantor" each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of the "Guarantors" under the Agreement.

Each of the undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action as any other undersigned party or the Representatives (as defined in the Agreement) may reasonably require to effect the purpose of this Guarantor Assumption Agreement.

This Guarantor Assumption Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        ALICE HOSPITAL, LLC

                                        By:    APS MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President


                                        ALICE SURGEONS, LLC

                                        By:    APS MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        THE SURGICAL HOSPITAL OF AMARILLO, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF AMARILLO, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        APS MEDICAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        ARIZONA ASC MANAGEMENT, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        ARIZONA MEDCO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        BEAUCO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BEAUMONT MEDICAL CENTER, L.P.

                                        By:    GENERAL PARTNER:

                                               BEAUMONT REGIONAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BEAUMONT REGIONAL, LLC

                                        By:    BEAUCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BRAZOS MEDCO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        BRAZOS REGIONAL INTEGRATED
                                           DELIVERY GROUP


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BRAZOS VALLEY OF TEXAS, L.P.

                                        By:    GENERAL PARTNER:

                                               BRAZOS VALLEY SURGICAL
                                                 CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BRAZOS VALLEY SURGICAL
                                           CENTER, LLC

                                        By:    BRAZOS MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        BROWNWOOD HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               BROWNWOOD MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BROWNWOOD MEDICAL
                                           CENTER, LLC

                                        By:    SOUTHERN TEXAS MEDICAL
                                                CENTER, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        BVSC, LLC

                                        By:    BRAZOS MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CARLSBAD MEDICAL CENTER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        CLAREMORE PHYSICIANS, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CLAREMORE REGIONAL
                                           HOSPITAL, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CLINICO, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        COLLEGE STATION
                                           DIAGNOSTIC CLINIC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        COLLEGE STATION HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               COLLEGE STATION MEDICAL
                                                 CENTER, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        COLLEGE STATION MEDICAL
                                           CENTER, LLC

                                        By:    COLLEGE STATION MERGER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        COLLEGE STATION MERGER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CORONADO HOSPITAL, LLC

                                        By:    CORONADO MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        CORONADO MEDICAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CRESTWOOD HEALTHCARE, L.P.

                                        By:    GENERAL PARTNER:

                                               CRESTWOOD HOSPITAL &
                                                 NURSING HOME, INC.

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CRESTWOOD HOSPITAL & NURSING
                                           HOME, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CRESTWOOD HOSPITAL
                                           HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        CSDS, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        CSMC, LLC

                                        By:    COLLEGE STATION MERGER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DALLAS PHY SERVICE, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DALLAS PHYSICIAN PRACTICE, L.P.

                                        By:    GENERAL PARTNER:

                                               DFW PHYSERV, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        DAY SURGERY, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DEQUEEN HEALTH SERVICES, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DEQUEEN REGIONAL MEDICAL
                                           CENTER, LLC

                                        By:    DEQUEEN HEALTH SERVICES, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DETAR HOSPITAL, LLC

                                        By:    VHC MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        DFW PHYSERV, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DOCTORS HOSPITAL OF LAREDO,
                                           LIMITED PARTNERSHIP

                                        By:    GENERAL PARTNER:

                                               LAREDO INTEREST, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DOCTORS MEDICAL CENTER, LLC

                                        By:    MID-PLAINS, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        DOCTORS OF LAREDO, LLC

                                        By:    MID-PLAINS, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        DOUGLAS MEDICAL CENTER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        E.D. CLINICS, LLC

                                        By:    ARIZONA MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        EL DORADO MEDICAL CENTER, LLC

                                        By:    ARIZONA MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        EYE CARE SURGICARE, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF INDEPENDENCE, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        EYE INSTITUTE OF SOUTHERN
                                           ARIZONA, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GALLAGHER PARK
                                           SURGICENTER, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF SHERMAN, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GCMC, LLC

                                        By:    WHARTON MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GH TEXAS, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        GHC HOSPITAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GHC HUNTINGTON BEACH, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GULF COAST HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               GULF COAST MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        GULF COAST MEDICAL CENTER, LLC

                                        By:    WHARTON MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        HDP DEQUEEN, LLC

                                        By:    TRIAD HOLDINGS II, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HDP WOODLAND HEIGHTS, L.P.

                                        By:    GENERAL PARTNER:

                                        HDP WOODLAND PROPERTY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HDP WOODLAND PROPERTY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HDPWH, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        HEALDSBURG OF CALIFORNIA, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President


                                        HOBBS MEDCO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HOBBS PHYSICIAN PRACTICE, LLC

                                        By:    HOBBS MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HOSPITAL OF BEAUMONT, LLC

                                        By:    BEAUCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        HUNTINGTON ASSOCIATES


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HUNTINGTON BEACH AMDECO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        HUNTINGTON INTERCOMMUNITY
                                           HOSPITAL


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        INDEPENDENCE REGIONAL HEALTH
                                           CENTER, LLC

                                        By:    TRIAD HOLDINGS II, LLC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        KANSAS CITY SURGICENTER, LTD.

                                        By:    GENERAL PARTNER:

                                               DAY SURGERY, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        KENSINGCARE, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LAKE AREA SURGICARE,
                                           A PARTNERSHIP IN COMMENDUM,
                                           A LOUISIANA LIMITED PARTNERSHIP

                                        By:    GENERAL PARTNER:

                                               SURGICARE OUTPATIENT CENTER
                                                 OF LAKE CHARLES, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        LAREDO HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               DOCTORS OF LAREDO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LAREDO INTEREST, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LEA REGIONAL HOSPITAL, LLC

                                        By:    HOBBS MEDCO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LONGVIEW MEDICAL CENTER, L.P.

                                        By:    GENERAL PARTNER:

                                               REGIONAL HOSPITAL OF
                                                 LONGVIEW, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        LONGVIEW MERGER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LRH, LLC

                                        By:    LONGVIEW MERGER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        LS PSYCHIATRIC, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MCI PANHANDLE SURGICAL, L.P.

                                        By:    GENERAL PARTNER:

                                               PANHANDLE PROPERTY, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        MEDICAL CENTER AT TERRELL, LLC

                                        By:    TIRAD-MEDICAL CENTER AT
                                                 TERRELL SUBSIDIARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEDICAL CENTER OF
                                          BROWNWOOD, LLC

                                        By:    SOUTHERN TEXAS MEDICAL
                                                 CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEDICAL CENTER OF SHERMAN, LLC

                                        By:    TRIAD-MEDICAL CENTER OF
                                                 SHERMAN SUBSIDARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEDICAL HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        MEDICAL MANAGEMENT, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEDICAL PARK HOSPITAL, LLC

                                        By:    TRIAD HOLDINGS II, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEDICAL PARK MSO, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MEMORIAL HOSPITAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        MID-PLAINS, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MIDWEST PSYCHIATRIC
                                           CENTER, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MISSION BAY MEMORIAL
                                           HOSPITAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        MISSOURI HEALTHSERV, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        NAVARRO HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               NAVARRO REGIONAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        NAVARRO REGIONAL, LLC

                                        By:    TRIAD-NAVARRO REGIONAL
                                                 HOSPITAL SUBSIDIARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        NORTH ANAHEIM
                                           SURGICENTER, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF NORTH ANAHEIM, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        NORTHWEST HOSPITAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        NRH, LLC

                                        By:    TRIAD-NAVARRO REGIONAL
                                                  HOSPITAL SUBSIDIARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        ODESSA, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        OREGON HEALTHCORP, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        OSBORN AMBULATORY SURGICAL
                                           CENTER, LTD.

                                        By:    GENERAL PARTNER:

                                               SAMARITAN SURGICENTERS OF
                                               ARIZONA, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        OVERLAND PARK REGIONAL
                                           MEDICAL CENTER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PACIFIC EAST DIVISION OFFICE, L.P.

                                        By:    GENERAL PARTNER:

                                               TRIAD TEXAS, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PACIFIC GROUP ASC DIVISION, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PACIFIC PHYSICIANS SERVICES, LLC

                                        By:    SPROCKET MEDICAL
                                                 MANAGEMENT, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PACIFIC WEST DIVISION OFFICE, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PALM DRIVE HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               PALM DRIVE MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PALM DRIVE MEDICAL CENTER, LLC

                                        By:    SEBASTOPOL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PANHANDLE MEDICAL CENTER, LLC

                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PANHANDLE SURGICAL HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               PANHANDLE MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PAMPA HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               PAMPA MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PAMPA MEDICAL CENTER, LLC

                                        By:    CORONADO MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PANHANDLE PROPERTY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PANHANDLE, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PDMC, LLC

                                        By:    SEBASTOPOL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PECOS VALLEY OF NEW MEXICO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PHOENIX AMDECO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PHOENIX SURGICAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PHYSICIANS AND SURGEONS
                                           HOSPITAL OF ALICE, L.P.

                                        By:    GENERAL PARTNER:

                                               ALICE HOSPITAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PHYS-MED, LLC

                                        By:    TRIAD HOLDINGS II, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PINEY WOODS HEALTHCARE
                                           SYSTEM, L.P.

                                        By:    GENERAL PARTNER:

                                               WOODLAND HEIGHTS
                                                 MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        PRIMARY MEDICAL, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        PSYCHIATRIC SERVICES OF
                                           PARADISE VALLEY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        REGIONAL EMPLOYEE ASSISTANCE
                                           PROGRAM, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        REGIONAL HOSPITAL OF
                                           LONGVIEW, LLC

                                        By:    LONGVIEW MERGER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SACMC, LLC

                                        By:    SAN ANGELO MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SAMARITAN SURGICENTERS OF
                                        ARIZONA, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SAN ANGELO COMMUNITY
                                           MEDICAL CENTER, LLC

                                        By:    SAN ANGELO MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SAN ANGELO HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               SAN ANGELO COMMUNITY
                                                 MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SAN ANGELO MEDICAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SAN DIEGO HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               MISSION BAY MEMORIAL
                                                 HOSPITAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SAN LEANDRO HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               SAN LEANDRO MEDICAL
                                                 CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SAN LEANDRO MEDICAL
                                           CENTER, LLC

                                        By:    SAN LEANDRO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SAN LEANDRO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SDH, LLC

                                        By:    SILSBEE TEXAS, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SDH LP, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SEBASTOPOL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SHERMAN HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               MEDICAL CENTER OF SHERMAN, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SHERMAN MEDICAL CENTER, LLC

                                        By:    TRIAD-MEDICAL CENTER OF
                                                  SHERMAN SUBSIDIARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SILSBEE DOCTORS HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               SILSBEE MEDICAL CENTER, LLC

                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SILSBEE MEDICAL CENTER, LLC

                                        By:    SILSBEE TEXAS, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SILSBEE TEXAS, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SLH, LLC

                                        By:    SAN LEANDRO, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President


                                        SOUTH ALABAMA MANAGED CARE
                                           CONTRACTING, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SOUTH ALABAMA MEDICAL
                                           MANAGEMENT SERVICES, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SOUTH ALABAMA PHYSICIANS
                                           SERVICE, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SOUTH ARKANSAS CLINIC, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SOUTHERN TEXAS MEDICAL
                                           CENTER, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SPROCKET MEDICAL
                                           MANAGEMENT, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SURGICAL CENTER OF AMARILLO, LLC

                                        TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICAL CENTER OF SOUTHEAST
                                          TEXAS, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF SOUTHEAST
                                                 TEXAS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF AMARILLO, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF INDEPENDENCE, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SURGICARE OF NORTH
                                           ANAHEIM, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF SAN LEANDRO, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF SHERMAN, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF SOUTHEAST
                                           TEXAS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OF VICTORIA, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SURGICARE OF VICTORIA, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF VICTORIA, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICARE OUTPATIENT CENTER OF
                                           LAKE CHARLES, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICENTER OF JOHNSON
                                           COUNTY, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICENTER OF JOHNSON
                                          COUNTY, LTD.

                                        By:    GENERAL PARTNER:

                                               SURGICARE OF JOHNSON
                                                 COUNTY, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        SURGICENTERS OF AMERICA, L.P.

                                        By:    GENERAL PARTNER:

                                               SAMARITAN SURGICENTERS OF
                                               ARIZONA, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        SURGICENTERS OF AMERICA, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TERRELL HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               TERRELL MEDICAL CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        TERRELL MEDICAL CENTER, LLC

                                        By:    TRIAD-MEDICAL CENTER AT
                                                 TERRELL SUBSIDIARY, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD - ARIZONA I, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD - EL DORADO, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD - SOUTH TULSA HOSPITAL
                                           COMPANY, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        TRIAD CSGP, LLC

                                        By:    TRIAD HOLDINGS II, LLC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD CSLP, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD CORPORATE SERVICES,
                                           LIMITED PARTNERSHIP

                                        By:    GENERAL PARTNER:

                                               TRIAD CSGP, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        TRIAD HEALTHCARE SYSTEM OF
                                           PHOENIX, L.P.

                                        By:    GENERAL PARTNER:

                                               TRIAD OF PHOENIX, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD HOLDINGS II, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD OF ARIZONA (L.P.), INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        TRIAD OF PHOENIX, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD RC, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD TEXAS, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD-MEDICAL CENTER AT
                                           TERRELL SUBSIDIARY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:      Morton A. Pierce
                                               Title:     Vice President

                                        TRIAD-MEDICAL CENTER OF
                                           SHERMAN SUBSIDIARY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRIAD-NAVARRO REGIONAL
                                           HOSPITAL SUBSIDIARY, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TROSCO, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        TRUFOR PHARMACY, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        VFARC, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        VHC HOLDINGS, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        VHC MEDICAL, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        VICTORIA HOSPITAL, LLC

                                        By:    VHC MEDICAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        VICTORIA MEDICAL FOUNDATION


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        VICTORIA OF TEXAS, L.P.

                                        By:    GENERAL PARTNER:

                                               DETAR HOSPITAL, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        VMF MEDICAL, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WAGONER COMMUNITY
                                           HOSPITAL, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        WAMC, LLC

                                        By:    WEST ANAHEIM, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WEST ANAHEIM HOSPITAL, L.P.

                                        By:    GENERAL PARTNER:

                                               WEST ANAHEIM MEDICAL
                                                 CENTER, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WEST ANAHEIM MEDICAL
                                           CENTER, LLC

                                        By:    WEST ANAHEIM, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WEST ANAHEIM, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        WESTMED


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WHARTON MEDCO, LLC

                                        By:    TRIAD HOSPITALS HOLDINGS, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WHMC, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WILLAMETTE VALLEY CLINICS, LLC

                                        By:    OREGON HEALTHCORP, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President

                                        WILLAMETTE VALLEY MEDICAL
                                           CENTER, LLC

                                        By:    OREGON HEALTHCORP, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WM MEDICAL, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WOMEN & CHILDREN'S
                                           HOSPITAL, LLC

                                        By:    TRIAD HOLDINGS II, LLC


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President



                                        WOODLAND HEIGHTS MEDICAL
                                          CENTER, LLC

                                        By:    TRIAD HOLDINGS III, INC.


                                        By:    /s/ Morton A. Pierce
                                               Name:   Morton A. Pierce
                                               Title:  Vice President